Cooperation Agreement


between    Forschungszentrum Julich GmbH
           D-52425 Julich
           Federal Republic of GERMANY

           - hereinafter referred to as Julich -

and        Eurotech Ltd
           1200 Prospect Street
           La Jolla, CA 92037
           USA

           - hereinafter referred to as Eurotech -

           - both hereinafter referred to as the Parties -

concerning

Further development of a certain unique silicon organic foam-type elastomer
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                                    PREAMBLE

WHEREAS, a certain unique silicon-organic foam-type elastomer, designed for containment, isolation and handling of high and low active nuclear waste (the "EKOR") has been developed by scientists associated with the Kurchatov Institute and the State Research Centre for Chemistry and Technology for Elemento-Organic Compositions (the "Developers"), for which patent applications have been filed by respectively patents have been issued to the Euro-Asian Physical Society located in the United States ("EAPS"); and

WHEREAS, Eurotech has been granted a license for the world-wide manufacturing, marketing, distributing or otherwise exploiting of EKOR; and

WHEREAS, the Developers have subjected EKOR to extensive testing under certain testing protocols (the"Testing Protocols") to ascertain the efficiency of EKOR for its intended functions relating to the containment, transportation and disposal of objects or structures contaminated with radio nuclides; the description of such Testing Protocols and the result thereof being attached hereto as Exhibit A; and

WHEREAS, the results of the testing being recognized and accepted in the Eastern European countries need a further independent review for being recognized and accepted in the Western European countries or in the United States; and

WHEREAS, Julich as an independent research centre possesses the facilities, personnel and know how for such review with the aim to confirm the Testing Protocols as well as to conduct research for other possible applications and uses of EKOR wherein Eurotech is interested;

NOW, THEREFORE in consideration of the provisions and mutual covenants described before, the Parties agree as follows:

O.    Definitions

      "know-how" = all pre-existing and arising know-how of the Parties concerning the subject matter of cooperation (subject matter of the agreement)

      "work results" = all know-how arising for the Parties from the implementation of the work programme according to Item 2 hereunder, including inventions, relevant protective rights applied for, computer programs
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      "inventions" = proprietary inventions (patentable inventions, inventions apt for utility model protection, topographies)

      "joint inventions" = inventions hereunder involving both Parties according to the contributions made by their employees, organ members or free-lance staff

      "protective rights" = patent applications filed or patents granted for inventions

      "publication" "to publish" = disclosure of work results including lectures and papers at workshops or conferences

1.    Subject matter of the contract

      Eurotech desires and Julich is willing to review the Testing Protocols with the purpose to confirm the results thereof as well as to work on possible improvements or other applications of EKOR.

2.    Special Agreements

2.1 This Agreement defines the framework for the cooperation on the matters described in Par. 1.

2.2 For special work programs to be agreed later on the Parties will conclude under this Agreement special agreements ("Special Agreement") which define

o     scope and distribution of work

o     time schedule

o     bearing of costs

o     coordination of work

o     additional conditions.
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3.    Exchange of know-how

      The Parties will exchange their know-how inasmuch as such exchange is required for the execution of the contracts and inasmuch as they can legally dispose of such know-how.

4.    Confidentiality

4.1 Either Party shall keep in confidence any know-how obtained from the other Party under Item 3. and shall only publish such know-how if the other Party has given its prior written consent.

4.2 The obligation to confidentiality does not exist or shall not be applicable inasmuch as such know-how

      a)    can be taken from sources generally available;

      b) was state of the art or knowledge of the receiving Party prior to receipt;

      c) is rightfully made available to the above Party from a third source without any obligation of confidentiality.

      Before either Party uses any such know-how of the other Party without maintaining confidentiality, it will notify the other Party in writing thereof and demonstrate that one of the above cases is applicable. Item 5. of the Agreement shall not be affected by this provision.

5.    Publications

5.1 Inasmuch as the Parties do not jointly publish the work results, any publications by either Party on the other Party's work results shall require the latter's prior written consent. Consent may only be refused for good cause; it shall be deemed given unless the Party has objected within one month from written inquiry. In all other respects, the Parties shall reach agreement concerning publications.

5.2 Publications should refer to the Parties' cooperation and, at either Party's request, should name said Party's staff members involved in deriving the work results.
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6.    Work Results

      The following shall apply to work results:

6.1   Either Party shall own the work results arising on its side.

6.2 Either Party shall make provisions for being entitled to dispose of its work results.

6.3 The Parties shall inform each other of their patent applications without delay.

6.4 The Parties shall jointly seek patent protection for joint inventions. The Parties shall come to an agreement concerning the costs, based on the principle that costs are borne by the Parties according to their shares in inventions.

6.5 Inasmuch as either Party is not interested in a protective right, it shall offer its rights to the other Party for transfer, inasmuch as it is legally and actually able to do so. The transfer of rights shall be provided for in a separate agreement. Such offer should be made early enough to enable the other Party to take any action required for safeguarding such rights within given statutory periods, especially within the 12-month period to be observed for patent applications claiming priorities. The obligation to offer protective rights for transfer shall expire 12 months after the end of the contract term.

7.    Rights of use

7.1 Either Party may freely dispose of the work results derived without the other Party's participation in compliance with the following rules:

7.2 The Parties shall grant each other a free, non-exclusive right to use their know-how for the execution of the contract, inasmuch as they are legally in a position to do so. Moreover, the Parties shall grant each other a free, irrevocable, non-exclusive right to use work results for research and development, including contract research. The Party using such work results shall reimburse the employee inventor's compensation to the Party granting such right of use.
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8.    Copyright for computer programs

      Computer programs evolved during cooperation may be duplicated and processed by either Party for normal use in executing the contract. The Parties will procure the information required for establishing interoperabilities.

9.    Willingness to grant licenses

      For commercial purposes, the Parties shall grant each other an option for the acquisition of non-exclusive rights to use their know-how under licensing agreements to be separately concluded on reasonable terms and conditions, inasmuch as they are legally in a position to do so. This option may be exercised up to 12 months after the contract has expired.

      In the case of justified interest, the Parties shall grant each other the right to grant sublicenses unless this conflicts with either Party's substantial economic interests.

10.   Liability, warranty

10.1 The Parties shall not be mutually liable for and shall hold each other harmless against any personal, material and property damage incurred by the other Party, its staff members or agents in executing the contract, unless such damage has been caused willfully or by gross negligence or unless such damage is covered by insurance protection.

10.2 The Parties will not assume any mutual warranty that know-how, work results, documents and items made available in executing the contract are correct, useful and complete and can be used without infringing third-Party rights.

11.   Validity and termination

11.1 This Agreement shall have a term from the date of its signature to December 31, 2000.

11.2 The provisions of Items 4., 5., 6., 7., 9. and 10. shall be effective beyond the termination of this Agreement.

12.   Alterations
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12.1  Any modifications and amendments to this Agreement shall be made in writing.

12.2 Should any provision of this Agreement be ineffective or void, this shall not affect the validity of the other contractual provisions. Such invalid provision should rather be replaced by a valid provision as close as possible to the invalid provision.

13.   Transferability of rights and duties

13.1 Rights and duties under this Agreement cannot be transferred to third parties, either in whole or in part, without the other Party's prior written consent.

13.2 In the event of legal succession, the other Party can terminate the Agreement without notice.

14.   Jurisdiction, language and applicable law

14.1 The Dusseldorf Landgericht shall have original jurisdiction in the event of any disputes arising in connection with this Agreement.

14.2 This Agreement is drawn up in English and all documents and notices and meetings for its application or extension or amendment shall be in English.

14.3 This Agreement shall be governed by the law of the Federal Republic of Germany.


Julich, ______________________            La Jolla,


Forschungszentrum Julich GmbH             Eurotech Ltd


/s/ Nieraad                    /s/ Jaek               /s/ Randolph Graves, Jr.
-----------------------        -----------------      --------------------------
- Nieraad -                    - Dr. Jaek -